UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): December 23, 2009

BOSTON SCIENTIFIC CORPORATION
(Exact name of registrant as specified in charter)

DELAWARE	1-11083	04-2695240
(State or other	(Commission	(IRS employer
jurisdiction of	file number)	identification no.)
incorporation)

One Boston Scientific Place, Natick, Massachusetts	01760-1537
(Address of principal executive offices)	(Zip code)

Registrant’s telephone number, including area code:   (508) 650-8000

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the fling obligation of the registrant under any of the following provisions:

☐	Written communication pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01.	Other Events.

On December 23, 2009, Boston Scientific Corporation (the “Company”) issued a press release announcing that it has entered into a civil settlement with the U.S. Department of Justice regarding the Department’s investigation relating to certain post-market surveys conducted by Guidant Corporation before Boston Scientific acquired Guidant in 2006.  Boston Scientific had previously disclosed the investigation, which was conducted by the United States Attorney’s office in Boston.

The press release is attached hereto as Exhibit 99.1.

ITEM 9.01.	FINANCIAL STATEMENTS AND EXHIBITS.

Exhibit No.	Description

99.1	Press Release issued by Boston Scientific Corporation dated December 23, 2009.

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SIGNATURE

Pursuant to the requirements of the Securities and Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

BOSTON SCIENTIFIC CORPORATION

Date: December 23, 2009	By:	/s/ Lawrence J. Knopf
Lawrence J. Knopf
Senior Vice President and Deputy General Counsel

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INDEX TO EXHIBITS

Exhibit No.	Description

99.1	Press Release issued by Boston Scientific Corporation dated December 23, 2009

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